Exhibit A





                                AIRPLANES Group
                          Report to certificateholders
                   All numbers in US$ unless otherwise stated




      Payment Date: 17 February, 1998.
      Calculation Date: 10 February, 1998.
(i)   ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)


                                                                                                     Balance on
                                                  Prior Balance        Deposits     Withdrawals    Calculation Date
                                                  -------------        --------     -----------    ----------------
                                                    9-Jan-98                                           10-Feb-98

      Lessee Funded Account                                 0.00            0.00            (0.00)             0.00
      Expense Account (note ii)                    14,928,248.97   19,107,163.57   (10,907,638.65)    23,127,773.89
      Collection Account (note iii)               318,530,347.23   47,937,939.77  (144,165,328.23)   222,302,958.77
       -  Miscellaneous Reserve                    40,000,000.00                                      40,000,000.00
                                                  --------------   -------------  ---------------    --------------
       -  Maintenance Reserve                      80,000,000.00                                      80,000,000.00
       -  Security Deposit                         59,370,691.00                                      54,365,019.00
       -  Other Collections                       139,159,656.23                                      47,937,939.77
                                                  --------------                                      -------------
      Total                                       333,458,596.20   67,045,103.34  (155,072,966.88)   245,430,732.66
                                                  ==============   =============  ===============    ==============

(ii)  ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
      Balance on preceding Calculation
        Date (Jan 09,1998)                         14,928,248.97
      Transfer from Collection Account
        (previous Payment Date)                    18,999,751.03
      Interest Earned during period                   107,412.54
      Payments during period between prior
        Calculation Date and the relevant
        Calculation Date:
       - Payments on previous Payment Date         (2,627,363.34)
       - Other payments                            (8,280,275.31)
                                                  --------------
      Balance on relevant Calculation Date
        (Feb 10, 1998)                             23,127,773.89

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
      Balance on preceding Calculation Date
        (Jan 09, 1998)                            318,530,347.23
      Collections during period                    46,856,076.09
      Swap receipts (previous Payment Date)         1,081,863.68
      Transfer to Expense Account (previous
        Payment Date)                             (18,999,751.03)
      Net transfer to Lessee Funded Accounts
      Aggregate Certificate Payments
        (previous Payment Date)                  (124,286,614.52)
      Swap payments (previous Payment Date)          (878,962.68)
                                                ----------------
      Balance on relevant Calculation Date
        (Feb 10, 1998)                            222,302,958.77
                                                  ==============



ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

 ===============================================================================
                 ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                 ----------------------------------------------

       Priority of Payments
  (i)  Required Expense Amount                                   36,327,287.93
 (ii)  a) Class A Interest                                       13,182,418.26
       b) Swap Payments                                             437,885.96
(iii)  First Collection Account Top-up                          120,000,000.00
 (iv)  Minimum Hedge Payment                                        181,300.00
  (v)  Class A Minimum Principal                                          0.00
 (vi)  Class B Interest                                           2,081,689.18
(vii)  Class B Minimum Principal                                  1,216,722.41
(viii) Class C Interest                                           2,546,875.00
 (ix)  Class D Interest                                           3,625,000.00
  (x)  Second Collection Account Top-up                          54,406,045.00
 (xi)  Class A Principal Adjustment Amount                        6,970,510.80
(xii)  Class C Scheduled Principal                                        0.00
(xiii) Class D Scheduled Principal                                        0.00
(xiv)  Modification Payments                                              0.00
 (xv)  Soft Bullet Note Step-up Interest                                  0.00
(xvi)  Class E Minimum Interest                                     492,684.17
(xvii) Supplemental Hedge Payment                                   181,300.00
(xviii)Class B Supplemental Principal                                     0.00
(xix)  Class A Supplemental Principal                             3,781,013.95
 (xx)  Class D Outstanding Principal                                      0.00
(xxi)  Class C Outstanding Principal                                      0.00
(xxii) Class E Supplemental Interest                                      0.00
(xxiii)Class B Outstanding Principal                                      0.00
(xxiv) Class A Outstanding Principal                                      0.00
(xxv)  Class E Accrued Unpaid Interest                                    0.00
(xxvi) Class E Outstanding Principal                                      0.00
(xxvii)Charitable Trust                                                   0.00
                                                          --------------------
Total Payments with respect to
  Payment Date                                                  245,430,732.66
  Less Collection Account Top-Ups
    ((iii) and (x)above)                                       (174,406,045.00)
                                                          ====================
                                                                 71,024,687.66
                                                          ====================






(iv)  PAYMENT ON THE CERTIFICATES

(a)   FLOATING RATE CERTIFICATES            A-1              A-2              A-3              A-4              A-5          Class B
      --------------------------            ---              ---              ---              ---              ---          -------

      Applicable LIBOR                 5.59375%         5.59375%         5.59375%         5.59375%         5.59375%         5.59375%
      Applicable Margin                0.25000%         0.32000%         0.47000%         0.62000%         0.35000%         1.10000%
      Applicable Interest Rate         5.84375%         5.91375%         6.06375%         6.21375%         5.94375%         6.69375%
      Interest Amount Payable      4,553,255.21     4,065,703.13     2,779,218.75     1,139,187.50       645,053.67     2,081,689.18
      Step Up Interest Amount              0.00             0.00             0.00             0.00             0.00             0.00

      Opening Principal Balance  850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00   118,392,414.12   339,261,796.26
      Minimum Principal Payment
       Amount                              0.00             0.00             0.00             0.00             0.00     1,216,722.41
      Adjusted Principal Payment
        Amount                             0.00             0.00             0.00             0.00     6,970,510.80             0.00
      Supplemental Principal
        Payment Amount                     0.00             0.00             0.00             0.00     3,781,013.95             0.00
      Total Principal
        Distribution Amount                0.00             0.00             0.00             0.00    10,751,524.75     1,216,722.41
      Redemption Amount
       - amount allocable to
           principal                       0.00             0.00             0.00             0.00             0.00             0.00
       - premium allocable to
           premium                         0.00             0.00             0.00             0.00             0.00             0.00
                                 --------------   --------------   --------------   --------------   --------------   --------------
      Outstanding Principal
        Balance (Feb 17, 1998)   850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00   107,640,889.37   338,045,073.85
                                 ==============   ==============   ==============   ==============   ==============   ==============

(b)   FIXED RATE CERTIFICATES           Class C          Class D
      -----------------------           -------          -------
      Applicable Interest Rate          8.1500%         10.8750%
      Interest Amount Payable      2,546,875.00     3,625,000.00

      Opening Principal Balance  375,000,000.00   400,000,000.00
      Scheduled Principal
        Payment Amount                     0.00             0.00
      Redemption Amount
       - amount allocable to
          principal                        0.00             0.00
       - amount allocable to
          premium                          0.00             0.00
      Pool Factors and scheduled
        dollar amount for each
        class                              0.00             0.00
                                 --------------   --------------

      Outstanding Principal
        Balance (Feb 17, 1998)   375,000,000.00   400,000,000.00

Table of rescheduled Pool Factors           n/a              n/a

in the event of a partial redemption




(v) FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

                                            A-1              A-2              A-3              A-4              A-5          Class B
                                            ---              ---              ---              ---              ---          -------
      Applicable LIBOR                 5.62500%         5.62500%         5.62500%         5.62500%         5.62500%         5.62500%
      Applicable Margin                0.25000%         0.32000%         0.47000%         0.62000%         0.35000%         1.10000%
      Applicable Interest Rate         5.87500%         5.94500%         6.09500%         6.24500%         5.97500%         6.72500%

(vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding
       Principal Balance of Certificates)

(a)   FLOATING RATE CERTIFICATES

                                            A-1              A-2              A-3              A-4              A-5          Class B
                                            ---              ---              ---              ---              ---          -------

      Opening Principal Amount         8,500.00         7,500.00         5,000.00         2,000.00         1,183.92         3,392.62
      Total Principal Payments             0.00             0.00             0.00             0.00           107.52            12.17

      Closing Outstanding
        Principal Balance              8,500.00         7,500.00         5,000.00         2,000.00         1,076.41         3,380.45
                                       --------         --------         --------         --------         --------         --------

      Total Interest                      45.53            40.66            27.79            11.39             6.45            20.82
      Total Premium                        0.00             0.00             0.00             0.00             0.00             0.00


(b)   FIXED RATE CERTIFICATES
                                        Class C          Class D
                                        -------          -------

      Opening Principal Amount         3,750.00         4,000.00
      Total Principal Payments             0.00             0.00
                                       --------         --------

      Outstanding Principal
        Balance                        3,750.00         4,000.00

      Total Interest                      25.47            36.25
      Total Premium                        0.00             0.00